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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): December 23, 1999

                             Carolina Fincorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      North Carolina                 000-21701                56-1978449
------------------------------     -----------        ------------------
(State or other jurisdiction       (Commission        (IRS Employer
  of incorporation)                File Number)       Identification No.)


                           115 South Lawrence Street
                       Rockingham, North Carolina  28380
                       ---------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (910) 997-6245


                                      N/A
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

      On December 23, 1999, Carolina Fincorp, Inc. (the "Registrant") announced that its Board of Directors has terminated the stock repurchase plan announced on April 8, 1999. A copy of the press release announcing the termination of the stock repurchase plan is attached hereto as Exhibit 99.

      The Registrant purchased 34,000 shares between May 7, 1999 and May 13,
1999.

      On October 16, 1999, FNB Corp. (Nasdaq: FNBN) and the Company entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which FNB will acquire Company subject to certain conditions described in a press release dated October 18, 1999.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAROLINA FINCORP, INC.


Date: December 28, 1999                  By:   /s/R. Larry Campbell
                                              ----------------------------------
----------                             R. Larry Campbell, President
                                       and Chief Executive Officer
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                                 EXHIBIT INDEX


       Exhibit No.            Description
       -----------            -----------

            99                Press Release of the Registrant distributed
                              December 23, 1999